Virtus Institutional Bond Fund,

a series of Virtus Institutional Trust

Supplement dated October 1, 2009 to the

Prospectus dated May 1, 2009

IMPORTANT NOTICE TO INVESTORS

Effective October 1, 2009, the subadvisory fee paid by Virtus Investment Advisers, Inc., the investment advisor for the Virtus Institutional Bond Fund, has changed. Accordingly, the subadvisory fee disclosure in the fourth paragraph under “Management of the Fund” on page 9 of the fund’s current prospectus is hereby revised to read:

VIA pays Goodwin a subadvisory fee of 48.25% of the net investment management fee.

Investors should retain this supplement with the Prospectus for future reference.

VInsT 8002/InstBond SAdvFeeChange (10/09)